Exhibit 99.2

2015 First-Quarter Performance June 9, 2015 Financial Results and Company Highlights

Disclaimers Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that the forward-looking information presented herein is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this presentation. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. A number of important factors could cause actual events to differ materially from those contained in or implied by the forward-looking statements, including those factors discussed in our filings with the U.S. Securities & Exchange Commission (the “SEC”), including our annual report on Form 10-K, for the year ended February 1, 2015, which can be found at the SEC’s website www.sec.gov. Any forward-looking information presented herein is made only as of the date of this presentation, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise. Non-GAAP Financial Measures HD Supply supplements its reporting net income (loss) with non-GAAP measurements, including Adjusted EBITDA, Adjusted net income (loss) and Adjusted net income (loss) per share. This supplemental information should not be considered in isolation or as a substitute for the GAAP measurements. Additional information regarding Adjusted EBITDA, Adjusted net income (loss) and Adjusted net income (loss) per share referred to in this presentation is included at the end of this presentation under “Reconciliation of Non-GAAP Measures.”

Q1’15 Performance Highlights Strong Organic Sales, Operating Leverage and Earnings Growth +6% Sales Growth Versus Prior Year (VPY) +14% Adjusted EBITDA Growth VPY +94% Adjusted Net Income per Diluted Share Growth VPY +300 to 400 Basis Points Versus Market Estimate1 +40 Basis Points Gross Margin Improvement VPY 2.2x Operating Leverage2 1 Management estimate; market estimate is management estimate of the growth of our markets based on multiple quantitative and qualitative inputs 2 Operating Leverage is defined as Adjusted EBITDA growth divided by total Net sales growth Note: “VPY” denotes Versus Prior Year

Focused Execution Get Better and Faster Every Day Invest in Five (5) Growth Plays Sell More to Existing Customers (i.e., Share of Wallet) Introduce New Products and Services Expand the Channels to Reach Our Customers (e.g., Internet, Catalog, Mobility) Acquire New Customers Enter New Geographies (i.e., Open New Locations) Prioritize Resources and Capital with Leadership Business Units Assess Opportunities to Enhance Capital Structure Energize and Focus Actions with Long-term Strategic Imperatives Share Best Practices Across Teams to Translate Best-of-Best Performance Deepen Customer and Supplier Partnerships Focus Team on Key Growth Strategies

Topics of Recent Investor Interest

HDSUPPLY

1 Deflationary Environment	▪ No Material Change in Deflationary Environment in Q1'15 ▪ Disciplined Inventory Management to Mitigate Impact of Depreciating Inventory
2 Pricing & Op. Leverage	▪ No Material Change in Pricing Environment in Q1'15 ▪ Affirm 1.5x to 2.0x Operating Leverage Target[1]
3 End Markets	▪ No Change in 2015 End Market Growth Estimate of ~3% to 4%[2] ▪ Non-Residential – Continued Momentum; Residential – Prolonged Recovery; Water and Power Infrastructure – Sluggish; MRO – Stable
4 Oil & Gas Impact	▪ Affirm 50 to 150 Basis Points of Potential Negative Impact to 2015 Market Growth ▪ No Current Broad-Based Impact… Experienced Some Weakness with Select Products and Customers with Direct Oil & Gas Exposure in Q1'15
5 Weather	▪ ~100 Basis Points of Unfavorable Sales Impact due to Adverse Weather in Q1'15 – Waterworks: ~300 Basis Points of Unfavorable Impact in Q1'15 – Facilities Maintenance: ~70 Basis Points of Unfavorable Sales Impact in Q1'15
6 Foreign Exchange	▪ 4% Canadian Exposure[3]… Primarily in Power Solutions ▪ 40 Basis Points of Negative Currency Impact in Q1'15
7 Capital Structure	▪ April 2016 Call Date for $675M of 11% Senior Secured Second Lien Notes ▪ Continuously Evaluate Opportunities to Enhance Capital Structure

[1] Operating Leverage is defined as Adjusted EBITDA growth divided by total Net sales growth
[2] Market estimate is management estimate of the growth of our end markets based on multiple quantitative and qualitative inputs
[3] Based on percentage of overall Net Sales

Focused on Controllable Execution

HDSUPPLY

5

Q1’15 Financial Results $2,094M $2,221M +6% Gross Profit Gross Margin % Operating Income Adj. EBITDA % Op. Income % $603M $649M 28.8% 29.2% $183M $208M $116M $167M 8.7% 9.4% 7.5% +8% +40 BPs +70 BPs +14% +6% Net Sales Growth; +14% Adjusted EBITDA Growth in Q1’15 ($ in millions, except per share data) $34M $66M +94% +300 to 400 BPs of Growth in Excess of Estimated Market Growth2 in Q1’15 Q1’15 Net Sales Growth From: $86M of Growth Initiatives $80M of End Market Growth ($9M) of FX Impact 2.2x Q1’15 Operating Leverage3 +44% Net Sales 1 See appendix slides 25 and 26 for a reconciliation of Adjusted EBITDA and Adjusted Net Income (Loss) to Net Income (Loss) 2 Management estimate; market estimate is management estimate of the growth of our markets based on multiple quantitative and qualitative inputs 3 Operating Leverage is defined as Adjusted EBITDA growth divided by total Net sales growth Note: “VPY” denotes Versus Prior Year Q1’14 Adj. EBITDA1 VPY Adj. Net Income (Loss)1 5.5% +200 BPs Q1’15 $0.17 $0.33 +$0.16 Per Diluted Share $127M

Q1'15 Segment Performance

HD SUPPLY

($ in millions)

	HD SUPPLY FACILITIES MAINTENANCE			HD SUPPLY WATERWORKS			HD SUPPLY POWER SOLUTIONS			HD SUPPLY CONSTRUCTION & INDUSTRIAL		
	Q1'14	Q1'15	VPY	Q1'14	Q1'15	VPY	Q1'14	Q1'15	VPY	Q1'14	Q1'15	VPY
Net Sales	$604M	$635M	+5%	$551M	$570M	+3%	$461M	$499M	+8%	$344M	$388M	+13%
Adj. EBITDA	$109M	$122M	+12%	$41M	$45M	+10%	$18M	$21M	+17%	$22M	$32M	+45%
Operating Leverage[1]		2.3x			2.9x			2.0x			3.6x	

[1] Operating Leverage is defined as Adjusted EBITDA growth divided by total Net sales growth

Note: "VPY" denotes Versus Prior Year

Broad-Based Strength

HD SUPPLY

7

Liquidity and Capital Structure

HD SUPPLY

($ in millions, unless otherwise noted)

- **$5.2B Net Debt at the End of Q1'15**
- **Favorable Tax Asset** with **Significant Gross Federal Net Operating Loss Carryforwards of $2.3B**
  - ~$900M Tax-affected Amount of Federal and State NOLs[1]
- **Cash Taxes:**
  - $3M in Q1'15
  - $15M – $25M Estimated for FY'15
  - $5M – $7M Estimated for Q2'15
- **GAAP Taxes:**
  - $8M[2] in Q1'15
  - ~$55M Estimated for FY'15[3]
  - ~$15M – $20M Estimated for Q2'15[3]
- **$24M of Capital Expenditures in Q1'15**

Q1'15 Debt Balances

Facility	Balance[4]	Interest Rate[5]	Maturity	Soft Call Date[6]
Sec. ABL	$215	1.68%	6/28/**18**	*n/a*
Sec. Term Loan[3]	946	4.0%	6/28/**18**	now
Sec. 1st Lien Notes	1,250	5.25%	12/15/**21**	12/15/**17**
Sec. 2nd Lien Notes	675	11.0%	4/15/**20**	4/15/**16**
Unsec. Sr. Notes	1,000	11.5%	7/15/**20**	10/15/**16**
Unsec. Sr. Notes	1,275	7.5%	7/15/**20**	10/15/**16**
Gross Debt	**$5,361**			
Less Cash	155			
Net Debt	**$5,206**			

[1] In 2014, we experienced an "ownership change" as defined in Section 382 of the Internal Revenue Code of 1985, as amended. For a discussion of the risk of a change of control on our tax net operating losses, see the risk factor entitled "Our NOL carryforwards could be limited if we experience an ownership change as defined in the Internal Revenue Code" in our Form 10-K for the fiscal year ended February 1, 2015
[2] Excludes a tax gain of $189 million related to the February 19, 2015 approval and finalization of the IRS audit of fiscal years 2007 and 2008
[3] Excludes discrete events such as final approval of the IRS settlement
[4] Net of original issue discount and premium
[5] Represents the stated rate of interest, without including the effect of discounts or premiums
[6] Subject to applicable redemption price terms

Enhance Capital Structure Opportunistically

HD SUPPLY

8

Q1’15 Monthly Organic Average Daily Sales (%) HD Supply Average Daily Sales Growth VPY1 +6% Q1’15 Sales Growth Versus Prior Year 1 Adjusted for Acquisitions and Divestitures Note: “VPY” denotes Versus Prior Year 4.7% 4.5% 6.4% 12.9% 7.6% May1 7.1% 3.6% 13.4% 10.0% 7.7% ’15 Selling Days 25 19 20 2.4% 6.0% 10.5% Facilities Maintenance Waterworks Power Solutions Construction & Industrial (Preliminary) 6.6% 5.8% 5.9% 2.9% 3.3% 13.2% 14.8% 20 4.3% 9.6% Feb. Mar. Apr. Prior Year $914M $741M $677M HD Supply Net Sales $630M 4.3% 7.5% ’14 Selling Days 25 19 20 20 Q1’15

+14% +9% +8% +6% Q2’15 Guidance 7% and 11% Sales and Adjusted EBITDA Growth, Respectively at Midpoint of Guidance Ranges $2,555M $2,500M $246M $2,368M $280M $268M VPY Q2’14 Q2’15 Q2’14 Q2’15 Q2’15 Net Sales Adj. EBITDA Adj. Net Income Per Diluted Share1 VPY 1 Q2’15 Adjusted Net Income per Share range assumes a fully diluted weighted average share count of 201 million Note: “VPY” denotes Versus Prior Year $0.66 $0.60 VPY ($ in millions, except per share amounts) $0.45 . . . . Q2’14 +47% +33% Midpoint $2,528M +7% $274M +11% $0.63 +40%

FY'15 End Market Outlook

HD SUPPLY

(Approximate End Market Exposure[1])

FY'15 End Markets

Primary End Market	HD Supply Facilities Maintenance	HD Supply Waterworks	HD Supply Power Solutions	HD Supply Construction & Industrial	Previous View[1] *as of Mar. '15*	Revision	Current View[1] *as of Jun. '15*
Residential		✓ *(~25%)*		✓ *(~25%)*	Mid to High Single-digit	None	Mid to High Single-digit
Non-Residential		✓ *(~25%)*	✓ *(~20%)*	✓ *(~75%)*	Mid Single-digit	None	Mid Single-digit
Infrastructure & Other					Flat to Up Low Single-digit	None	Flat to Up Low Single-digit
— Municipal		✓ *(~50%)*					
— Power			✓ *(~80%)*				
MRO	✓ *(~100%)*				+1% to +2%	None	+1% to +2%
HD SUPPLY					~3% to ~4%	None	~3% to ~4%

[1] *Management estimates, including 50 – 150 basis point of potential negative impact from Oil and Gas*

Affirm ~3% to 4% End Market Growth Estimate for FY'15

HD SUPPLY

11

FY’15 Operating Leverage Framework Affirm 1.5x – 2.0x FY’15 Operating Leverage Target; 9% to 14% Implied FY’15 Adjusted EBITDA Growth HDS Market Growth1 Illustrative 3% – 4% + Above Market Growth2 300 BPs = End Market Growth Controllable Execution Annual Sales Growth1,2 Illustrative Adj. EBITDA Growth Adjusted EBITDA Growth 14% HDS Market Growth 9% 6% – 7% 2.0x 1.5x Operating Leverage Target2,3 1 Management estimate; market estimate is management estimate of the growth of our markets based on multiple quantitative and qualitative inputs 2 Long-term average growth target based on management estimates and aspirations 3 Operating Leverage is defined as Adjusted EBITDA growth divided by Total Net sales growth; target based on management estimates and projections. Note: These objectives are forward-looking, are subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, please consult the “Risk Factors” section of our Form 10-K for the fiscal year ended February 1, 2015. Nothing in this presentation should be regarded as a representation by any person that these objectives will be achieved and the Company undertakes no duty to update its objectives. Above Market Growth

Outlook Summary Focused on Controllable Execution Q2’15 FY’15 +7% Sales Growth VPY at Midpoint of Range +11% Adjusted EBITDA Growth VPY at Midpoint of Range +40% Adjusted Net Income per Diluted Share Increase VPY at Midpoint of Range 201M Diluted Share Count 3 to 4% Blended End Market Growth1 ~300 Basis Points of Estimated Market Outgrowth2 1.5x to 2.0x Operating Leverage3 Range Illustrative 1 Management estimate; market estimate is management estimate of the growth of our markets based on multiple quantitative and qualitative inputs 2 Long-term average growth target based on management estimates and aspirations 3 Operating Leverage is defined as Adjusted EBITDA growth divided by Total Net sales growth; target based on management estimates and projections. Note: These objectives are forward-looking, are subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, please consult the “Risk Factors” section of our Form 10-K for the fiscal year ended February 1, 2015. Nothing in this presentation should be regarded as a representation by any person that these objectives will be achieved and the Company undertakes no duty to update its objectives.

Q&A We Supply the Products and Services to Build Your City and Keep it Running

Concluding Remarks Solid Q1’15 Performance +6% Sales Growth VPY +14% Adjusted EBITDA Growth VPY +94% Adjusted Net Income per Diluted Share Growth VPY End Market Momentum Continues Remain Cautiously Optimistic Execute to Deliver Profitable Growth in Excess of Market Growth Estimate Drive Operating Leverage Category Management and Productivity Generate Cash Working Capital Discipline Opportunistically Enhance Capital Structure Focus on Controllable Execution Note: “VPY” Denotes Versus Prior Year

Appendix

Controllable Execution +300 Basis Points Above Market Estimate 1 Long-term average growth target based on management estimates and projections +200 BPs to +500 BPs +300 BPs Long-term Growth Above Market Estimate Targets1 +200 BPs to +500 BPs +200 BPs to +500 BPs +0 BPs to +200 BPs (BPs Above BU End Market Estimate) Sell More to Existing Customers (i.e., Share of Wallet) Introduce New Products and Services Expand the Channels to Reach Our Customers (e.g., Internet, Catalog, Mobility) Acquire New Customers Enter New Geographies (i.e., Open New Locations) Five Growth “Plays”

FY'15 Free Cash Flow Framework

Illustrative

Illustrative Adj. EBITDA Growth



14%
2.0x
9%
1.5x
6% – 7%
Above Market Growth
HDS Market Growth
Annual Sales Growth[1, 2]
Operating Leverage Target[2,3]
Adjusted EBITDA Growth

- **'15 Adjusted EBITDA Less:**
  - **Δ in Trade NWC** — **~15% of Annual Sales Growth**
  - **Capex** — **~1.5% of Annual Sales**
  - **Cash Interest** — **~$400M**
  - **Cash Taxes** — **$15M – $25M**

- **Free Cash Flow** — **$250M - $300M**

[1] Management estimate; market estimate is management estimate of the growth of our markets based on multiple quantitative and qualitative inputs
[2] Long-term average growth target based on management estimates and aspirations
[3] Operating Leverage is defined as Adjusted EBITDA growth divided by Total Net sales growth; target based on management estimates and projections.
Note: These objectives are forward-looking, are subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, please consult the "Risk Factors" section of our Form 10-K for the fiscal year ended February 1, 2015. Nothing in this presentation should be regarded as a representation by any person that these objectives will be achieved and the Company undertakes no duty to update its objectives.

Reduce Debt and Fuel Growth

18

Illustrative Adjusted EPS Calculation

HD SUPPLY

($ in millions)

Illustrative

	Actual		Estimates			
	Q4'14	**Q1'15**	**Q2'15**	**Q3'15**	**Q4'15**	**FY'15**
Adjusted EBITDA	**$172M**	**$208M**	*TBD*	*TBD*	*TBD*	*TBD*
(-) **Depreciation and Amortization**[1]	**($37M)**	**(36)**	**(~40)**	**(~40)**	**(~40)**	**($150M – $160M)**
(+) **Amortization of Acquired Intangibles**	**$9M**	**8**	**~8**	**~8**	**~8**	**~$33M**
(-) **Interest Expense** (GAAP)	**($114M)**	**(106)**	**(~105)**	**(~105)**	**(~105)**	**~($420M)**
(-) **Cash Income Taxes**	**($2M)**	**(3)**	**(~5)**	**(~5)**	**(~5)**	**($15M – $25M)**
(-) **Stock-based Compensation**	**($5M)**	**(5)**	**(~5)**	**(~4)**	**(~4)**	**(~$18M)**
= **Adjusted Net Income**	**$23M**	**$66M**	*TBD*	*TBD*	*TBD*	*TBD*
÷ **Diluted Shares Outstanding**[2]	**~200M**	**~201**	**~201**	**~201**	**~201**	**~201M**
= **Adjusted Net Income per Diluted Share**	**$0.11**	**$0.33**	*TBD*	*TBD*	*TBD*	*TBD*

[1] Includes Amounts Recorded Within Cost of Sales
[2] Weighted Average Diluted Shares Outstanding Based on Management Estimates
Note: These objectives are forward-looking, are subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, please consult the "Risk Factors" section of our Form 10-K for the year ended February 1, 2015. Nothing in this presentation should be regarded as a representation by any person that these objectives will be achieved and the Company undertakes no duty to update its objectives.

HD SUPPLY
19
HD Supply **Proprietary** and **Confidential**

Amortization of Acquired Intangibles (Other than Software) ($ in millions) FY’14 FY’15 FY’16 FY’17 FY’18 FY’19 Facilities Maintenance $57M $6M $6M $5M $5M $5M Waterworks 3 2 2 2 1 1 Power Solutions 18 18 18 18 - - Construction & Industrial 14 1 1 1 1 1 Corporate and Other 7 6 6 6 6 6 HD Supply $99M $33M $33M $32M $13M $13M Expected Annual Amortization of Acquired Intangibles (Other than Software)

Monthly Average Daily Sales Growth – Organic (%) HD Supply Organic Average Daily Sales Growth VPY1 +6% Organic Average Daily Sales Growth in Q1’15 (VPY%) 1 Adjusted for Acquisitions, Divestitures, and Selling Days Note: “VPY” denotes Versus Prior Year FY 2014 (Preliminary) ’15 Selling Days ’14 Selling Days ’13 Selling Days May 9.6% 8.6% 12.3% 6.4% 13.7% 19 19 19 Jun. 7.6% 13.2% 6.8% 15.1% 9.9% 20 20 20 Jul. 8.5% 6.6% 7.3% 7.2% 18.2% 24 24 24 Aug. 9.2% 10.2% 7.4% 16.8% 20 10.0% 20 20 Sep. 19 9.9% 7.2% 9.1% 10.9% 16.3% 19 19 Oct. 8.6% 25 8.4% 10.3% 2.5% 16.9% 25 25 Nov. 6.3% 18 7.5% 7.4% -0.7% 16.2% 18 18 19 7.6% May 7.1% 3.6% 13.4% 10.0% 19 19 24 8.8% Jan. 7.3% 12.3% 7.5% 14.4% 24 24 19 5.9% Dec. 7.0% 9.1% -1.6% 12.2% 19 19 20 6.6% Feb. 2.9% 3.3% 13.2% 14.8% 20 20 20 5.8% Mar. 7.7% 2.4% 6.0% 10.5% 20 20 25 5.9% Apr. 4.7% 4.5% 6.4% 12.9% 25 25 FY 2015 Facil. Maint. Waterworks Power Solutions Const. & Ind.

Monthly Net Sales ($) $741M May ’15 Preliminary Sales FY 2014 Facil. Maint. Waterworks Power Solutions Const. & Ind. (Preliminary) ’15 Selling Days ’14 Selling Days ’13 Selling Days May $688M 19 19 19 Jun. $764M 20 20 20 Jul. $916M 24 24 24 Aug. 20 $761M 20 20 Sep. 19 $728M 19 19 Oct. $926M 25 25 25 Nov. $648M 18 18 18 19 May 19 19 24 $770M Jan. 24 24 19 $587M Dec. 19 19 20 $630M Feb. 20 20 20 $677M Mar. 20 20 25 $914M Apr. 25 25 FY 2015 ($ in millions) HD Supply Net Sales $195 $197 $142 $113 $218 $273 $217 $218 $250 $222 $157 $189 $151 $125 $151 $127 $197 $246 $211 $262 $151 $200 $122 $162 $175 $176 $144 $110 $163 $151 $132 $99 $222 $189 $186 $128 $181 $151 $152 $110 $208 $204 $161 $124 $256 $247 $199 $160 $198 $172 $148 $118 $741M

Average Daily Sales Growth – Organic[1] HD SUPPLY

(VPY%)

		Q1	Q2	Q3	Q4	FY
2011	Facil. Maintenance	9.3%	8.6%	13.5%	13.8%	11.2%
	Waterworks	-5.4%	8.5%	3.5%	15.0%	5.0%
	Power Solutions	16.2%	12.2%	11.1%	5.5%	11.1%
	Construction & Industrial	5.4%	11.8%	18.4%	25.9%	15.1%
	HD Supply	**4.8%**	**9.0%**	**10.1%**	**13.7%**	**9.3%**
	Selling Days	65	63	64	61	253
2012	Facil. Maintenance	13.7%	11.4%	14.5%	10.1%	12.3%
	Waterworks	17.1%	6.3%	12.8%	9.3%	11.0%
	Power Solutions	5.1%	6.0%	9.1%	11.1%	7.8%
	Construction & Industrial	23.1%	20.4%	14.8%	13.8%	17.7%
	HD Supply	**13.6%**	**9.8%**	**12.9%**	**10.8%**	**11.6%**
	Selling Days	65	63	64	66	258
2013	Facil. Maintenance	9.6%	9.4%	3.9%	6.9%	7.5%
	Waterworks	8.2%	9.5%	10.6%	3.3%	8.2%
	Power Solutions	11.3%	3.6%	0.9%	5.7%	5.2%
	Construction & Industrial	16.5%	9.4%	10.7%	11.4%	11.9%
	HD Supply	**11.4%**	**8.6%**	**6.5%**	**6.9%**	**8.3%**
	Selling Days	65	63	64	61	253
2014	Facil. Maintenance	7.7%	7.5%	8.2%	7.3%	7.7%
	Waterworks	5.4%	10.6%	9.8%	9.8%	9.0%
	Power Solutions	-0.2%	7.0%	6.4%	2.0%	3.8%
	Construction & Industrial	11.0%	15.8%	16.8%	14.2%	14.5%
	HD Supply	**5.6%**	**9.3%**	**9.4%**	**7.2%**	**7.9%**
	Selling Days	65	63	64	61	253
2015	Facil. Maintenance	5.1%				
	Waterworks	3.4%				
	Power Solutions	8.2%				
	Construction & Industrial	12.8%				
	HD Supply	**6.1%**				
	Selling Days	65				

[1] Adjusted for Acquisitions, Divestitures, and Selling Days
Note: "VPY" Denotes Versus Prior Year

+6% Organic Average Daily Sales Growth in Q1'15

HD SUPPLY 23

HD Supply **Proprietary** and **Confidential**

Operating Leverage[1]

HD SUPPLY

(VPY%)		Q1	Q2	Q3	Q4	FY
2011	Facil. Maintenance	1.2x	1.5x	0.7x	1.3x	1.1x
	Waterworks	*nm*	1.3x	2.5x	3.6x	2.8x
	Power Solutions	1.2x	0.6x	1.2x	(6.6x)	0.2x
	Construction & Industrial	*nm*	*nm*	12.2x	*nm*	*nm*
	HD Supply	**7.8x**	**2.4x**	**2.1x**	**1.9x**	**2.6x**
2012	Facil. Maintenance	1.3x	1.2x	1.6x	1.3x	1.4x
	Waterworks	1.7x	2.9x	1.0x	1.8x	1.7x
	Power Solutions	3.3x	7.2x	2.6x	10.5x	5.1x
	Construction & Industrial	*nm*	7.7x	4.7x	*nm*	12.5x
	HD Supply	**2.9x**	**2.9x**	**2.5x**	**3.9x**	**2.9x**
2013	Facil. Maintenance	1.4x	1.3x	1.6x	2.7x	1.6x
	Waterworks	2.7x	2.0x	2.1x	3.7x	2.4x
	Power Solutions	2.5x	(2.8x)	-	4.6x	1.6x
	Construction & Industrial	4.5x	3.5x	2.1x	9.2x	3.7x
	HD Supply	**2.1x**	**1.5x**	**1.8x**	**4.1x**	**2.1x**
2014	Facil. Maintenance	1.2x	1.5x	2.0x	2.1x	1.7x
	Waterworks	1.5x	1.3x	1.7x	2.0x	1.6x
	Power Solutions	-	2.4x	1.5x	(5.3x)	1.0x
	Construction & Industrial	5.2x	2.4x	1.8x	3.5x	2.8x
	HD Supply	**2.7x**	**1.8x**	**1.7x**	**2.4x**	**2.1x**
2015	Facil. Maintenance	2.3x				
	Waterworks	2.9x				
	Power Solutions	2.0x				
	Construction & Industrial	3.6x				
	HD Supply	**2.2x**				

[1] Operating Leverage is Defined as Adjusted EBITDA Growth Divided by Adjusted Net Sales Growth (adjusted for the 53rd Week in fiscal 2012) Not Meaningful ("nm") when Sales Growth is Negative and when Prior Period Adjusted EBITDA is Negative.
Note: "VPY" Denotes Versus Prior Year

2.2x Operating Leverage in Q1'15

HD SUPPLY 24

HD Supply **Proprietary** and **Confidential**

Reconciliation of Non-GAAP Measures: Net Income to Adjusted EBITDA

HD SUPPLY

($ in millions)

	Three Months Ended	
	May 3, 2015	**May 4, 2014**
Net income (loss)	**$242**	$(12)
Less income (loss) from discontinued operations, net of tax	**-**	(8)
Income (loss) from continuing operations	**$242**	$(4)
Interest expense	**106**	116
Depreciation and amortization[1]	**36**	59
Provision (benefit) for income taxes[2]	**(181)**	1
Stock-based compensation	**5**	5
Restructuring[3]	**-**	3
Loss on extinguishment of debt[4]	**-**	2
Costs related to public offerings[5]	**-**	1
Adjusted EBITDA	**$208**	$183

[1] Depreciation and amortization includes amounts recorded within Cost of sales in the Consolidated Statements of Operations.
[2] During the three months ended May 3, 2015, the Company recorded a reduction in unrecognized tax benefits as a result of IRS and state audit settlements.
[3] Represents the costs incurred for workforce reductions and branch closure or consolidations. These costs include occupancy costs, severance, and other costs incurred to exit a location.
[4] Represents the loss on extinguishment of debt including the premium paid to repurchase or call the debt as well as the write-off of unamortized deferred financing costs and other assets or liabilities associated with such debt. Also includes the costs of debt modification.
[5] Represents the costs expensed in connection with the company's public offerings

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HD Supply **Proprietary** and **Confidential**

Reconciliation of Non-GAAP Measures: Net Income to Adjusted Net Income

HDSUPPLY

($ in millions, except share and per share amounts)

	Three Months Ended	
	May 3, 2015	May 4, 2014
Net income (loss)	**$242**	$(12)
Less income (loss) from discontinued operations, net of tax	**-**	(8)
Income (loss) from continuing operations	**$242**	$(4)
Provision (benefit) for income taxes[1]	**(181)**	1
Cash paid for income taxes	**(3)**	(1)
Amortization of acquisition-related intangible assets (other than software)	**8**	32
Loss on extinguishment of debt[2]	**-**	2
Restructuring[3]	**-**	3
Costs related to public offerings[4]	**-**	1
Adjusted net income	**$66**	$34
Weighted average common shares outstanding (in thousands)		
Basic	**195,347**	192,859
Diluted	**200,716**	198,857
Adjusted Net Income Per Share - Basic	**$0.34**	$0.18
Adjusted Net Income Per Share - Diluted	**$0.33**	$0.17

[1] *During the three months ended May 3, 2015, the Company recorded a reduction in unrecognized tax benefits as a result of IRS and state audit settlements.*
[2] *Represents the loss on extinguishment of debt including the premium paid to repurchase or call the debt as well as the write-off of unamortized deferred financing costs and other assets or liabilities associated with such debt. Also includes the costs of debt modification.*
[3] *Represents the costs incurred for workforce reductions and branch closures or consolidations. These costs include occupancy costs, severance, and other costs incurred to exit a location.*
[4] *Represents the costs expensed in connection with the company's public offerings.*

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HD Supply **Proprietary** and **Confidential**